Q2 2017 Dunkin’ Brands Investor Presentation 1

Forward-Looking Statements • Certain information contained in this presentation, particularly information regarding future economic performance, finances, and expectations and objectives of management constitutes forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are generally contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or similar expressions. Our forward-looking statements are subject to risks and uncertainties, which may cause actual results to differ materially from those projected or implied by the forward-looking statement. • Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K. Nothing in this presentation should be regarded as a representation by any person that these targets will be achieved and the Company undertakes no duty to update its targets. • Regulation G This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the Dunkin’ Brands Group, Inc. business and its performance. These measure should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of non-GAAP amounts to the relevant GAAP amount are available on www.investor.dunkinbrands.com. 2

YEARS OF BRAND HERITAGE SIGNIFICANT U.S. & GLOBAL GROWTH OPPORTUNITY ASSET-LIGHT 60+ 100% FRANCHISED BUSINESS Dunkin’ Brands is unique in the QSR space 3

76% 18% 6% OF 2016 SEGMENT REVENUE OF 2016 SEGMENT REVENUE OF 2016 SEGMENT REVENUE

Focused strategies to drive incremental profitable growth for Dunkin’ Brands and franchisees INCREASE COMPARABLE STORE SALES AND PROFITABILITY IN DD U.S. INCREASE COMPARABLE STORE SALES AND DRIVE STORE GROWTHFOR BR U.S. CONTINUE DD U.S. STORE EXPANSION DRIVE ACCELERATED INTERNATIONAL GROWTH ACROSS BOTH BRANDS ENHANCE GLOBAL BRAND RELEVANCE THROUGH CPG 5

INCREASE COMPARABLE STORE SALES AND PROFITABILITY IN DD U.S. 6

7 5.7% 4.3% 7.0% 6.1% 4.3% 1.3% (0.8%) (1.3%) 2.3% 5.1% 4.1% 3.3% 1.7% 1.4% 1.6% (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 45 CONSECUTIVE QUARTERS OF COMPARABLE STORE SALES GROWTH THROUGH 2007 Note: Fiscal year end changed from August to December starting in 2006. Beginning in 2011, DD U.S. comparable store sales growth is calculated using only sales from franchisee- and company-operated restaurants that have been open at least 78 weeks and that have reported sales in the current and comparable prior year week. Prior to that period, DD U.S. comparable store sales growth was calculated including only sales from franchisee- and company-operated restaurants that had been open at least 54 weeks and that had reported sales in the current and comparable prior year week. There is a comparison of 78 week vs. 54 week comparable store sales growth for 2011 through Q3 2015 available on the Company’s website. Strong Dunkin’ Donuts U.S. comp growth momentum; Resilient comp performance throughout economic cycles

11 consecutive years of being named #1 Coffee chain by consumers Served 3 billion+ cups of hot coffee in 2016 8,800+ U.S. Restaurants $8B+ Systemwide Sales in 2016 Fan-centric digital following #1 seller of donuts #1 seller of bagels #1 seller of hot drip coffee #1 seller of iced drip coffee* #2 seller of muffins #2 seller of iced espresso drinks* Broad DD product accessibility: ready-to-drink bottled Iced Coffee, DD K-cup, bagged coffee in grocery and retail 5 year growth in Breakfast Sandwich servings Dunkin’ Donuts is a Brand that can Win 8 *As of June 2017 for the time period of the Last 12 Months (7/1/16 – 6/31/2017), according to NPFD/CREST,

Unlocking Dunkin’ Donuts U.S. Growth Potential Menu innovation 9 Unparalleled convenience Broad accessibility Restaurant excellence & simplification  Driven by digital leadership  Strategic restaurant growth  DD products in channel

1 0 7 MILLION DD PERKS MEMBERS SINCE JANUARY 2014 9 MILLION+ DOWNLOADS SINCE MAY 2016 LAUNCHED ON-THE-GO ORDERING IN JUNE 2016 Unified POS system provides backbone for leading digital and mobile innovations

CONTINUE DD U.S. CONTIGUOUS STORE EXPANSION 11

Opportunity to Double Dunkin’ Donuts U.S. Footprint 1 As of 7/1/17 12 REGION STORES1 PENETRATION1 Core 4,171 1:8,600 Established 2,953 1:18,200 Emerging 1,363 1:65,100 West 461 1:282,100 TOTAL 8,948 1:34,500

Significant Long-Term Expansion Opportunity for Dunkin’ Donuts U.S. 13 DD PRO FORMA LONG-TERM PENETRATION 461 1,363 2,953 4,171 ~300 ~1,000 ~3,000 ~ 5,000 Q2 2017 Core Established Emerging West Long-term 8,948 ~18,000+ 1:8,100 1:13,600 1:20,300 1:23,800 1:17,000

2012 2013 2014 2015 2016 4301 Expecting to finish 2017 as one of the fastest growing QSRs in U.S. by unit count 14 291 371 DUNKIN’ DONUTS U.S. NET DEVELOPMENT 405 4.1% 5.1% 5.3% 1 2015 and 2016 excludes the closing of 81 and 18 Speedway self-serve coffee stations, respectively 5.3% 4151 4.9%

15 AVERAGE UNIT VOLUMES ~$900,000 CASH-ON-CASH RETURNS ~20% AVERAGE INITIAL CAPEX ~$500,000 2015 West & Emerging Store-Level Economics – Traditional Stores As of 7/27/2017 Standalone, Traditional Dunkin Donuts Restaurants only Compelling Unit Economics Driving U.S. Growth

DRIVE ACCELERATED INTERNATIONAL GROWTH ACROSS BOTH BRANDS . 16

Strengthening international business by focusing on strategic markets and long-term growth opportunities 17  Expand brand presence in strategic markets currently contributing significantly to international business (Middle East, Germany, Southeast Asia)  Support long-term growth objectives through targeted investment and development (China, South Africa, Mexico)  Focus on strong unit economics and sustainable licensee and franchisee profitability  Increase restaurant traffic using product innovation, mobile and digital channels and guest experience improvements

INCREASE COMPARABLE STORE SALES AND DRIVE STORE GROWTH FOR BR U.S. 18

-0.9% Q2 2017 comps 6 consecutive years of same store sales growth through 2016 Driving sales with product & digital innovation (mobile app & delivery) Attractive franchising offers Establishing more multi-unit franchisees through growth with top-performers 19 Market optimization and strategic market plans complete Launched new creative and TV campaign 19 Returning Baskin-Robbins U.S. to Growth Expecting approximately 10 net new restaurants in 2017 Improving unit economics Opened 12 net new restaurants in Q2 2017

ENHANCE GLOBAL BRAND RELEVANCE THROUGH CPG 20

Building brand value through new occasions, strengthened loyalty, and incremental earnings Our Brands/ Your Home Brewed On-the-Go Grab and Go • Consumer Packaged Goods retail sales nearly doubled over past 3 years to $730M+ • 2.5 billion Dunkin’ coffee servings consumed outside of Dunkin’ restaurants in past year Sources: IRI 52 weeks ending 6/11/17, Partner information and estimates

CAPITAL STRUCTURE & SHAREHOLDER RETURNS 22

Franchisee-Model Enables Leveraged Capital Structure and Financial Flexibility 23 Deleverage EBITDA growth & required amortization payments Share Repurchase Offset dilution from exercising of stock options & other opportunistic repurchases Dividends Raised quarterly dividend by 7.5% from $0.30 in 2016 to $0.3225 in Q1 2017 5.5* 4.5 4.4 4.5 5.8* 5.4* 5.2 5.2 4.6 4.8 4.6 4.6 • COMPLETED $2.6B REFINANCING OF EXISTING LONG-TERM DEBT THROUGH SECURITIZATION IN Q1 2015 • PROVIDES STABILITY OF FIXED INTEREST RATE FOR NEXT SEVERAL YEARS * Estimated pro-forma net-debt-to-Adjusted-EBITDA ratio following Q1 2015 refinancing. Does not include excess cash proceeds from refinancing prior to being used under Company's authorized share buyback program. 5.0 4.6

GROWTH TARGETS 24

2017 Guidance 25 DUNKIN’ DONUTS U.S. Low single digit comp store sales growth 330 – 350 net new unit development INTERNATIONAL (DD & BR) 50 - 100 net new unit development BASKIN-ROBBINS U.S. Slightly negative comp store sales decline Approximately 10 net unit development BUSINESS SEGMENTS DUNKIN’ BRANDS* Low to mid single digit revenue growth Mid to high single digit GAAP operating income growth Mid to high single digit adjusted operating income growth $2.22 – 2.30 GAAP EPS $2.40 – 2.43 Adjusted EPS * Fiscal Year 2016 was a 53-week year. All guidance is on a 52- and 53-week basis.

Q2 2017 Dunkin’ Brands Investor Presentation 26